Exhibit 10.1

Asset Purchase Agreement
By and Among
USA Equities Trust, Inc., as Buyer
and
Green US Builders, Inc., as Seller

Real Property at 1191-1209 East Main Street
Bridgeport, CT, Fairfield County, CT

July 31, 2015

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of the 31st day of July, 2015, by and between USA Equities Trust, Inc., a Delaware corporation and a wholly-owned subsidiary of American Biogenetic Sciences, Inc., a Delaware corporation and a public company with its principal place of business at 79 East Putnam Avenue, Greenwich CT 06830 (the "Buyer") and Green US Builders, Inc., a Delaware corporation with its principal place of business at 281 Riversville Road, Greenwich CT 06831 (the "Seller"). The Buyer and the Seller are sometimes referred to herein individually, as the "Party" and collectively, as the "Parties."

WHEREAS, the Seller owns a parcel of commercial real estate located at 1191-1209 East Main Street, Bridgeport, CT (the "Seller's Asset") as more fully described in Article 1 and Exhibit 1 below; and

WHEREAS, the Buyer wishes to purchase and the Seller desires to sell, transfer and assign the Seller's Asset for the consideration set forth in Article 2 below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants, and agreements contained herein, the adequacy and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

ASSET PURCHASE

1.1 Seller's Asset.
The Seller's Asset consists of that parcel of commercial property located at 1191-1209 East Main Street, Bridgeport, Fairfield County, State of Connecticut as more fully described in Exhibit 1 hereto;
(a) The Seller acknowledge and agree that it shall sell, transfer and assign all right, title and interest in Seller's Asset free and clear of all liens, claims and encumbrances, as defined below (collectively, the "Encumbrances");

ARTICLE 2

CONSIDERATION FOR THE ASSETS; THE CLOSING

2.1 Consideration.
(a) The consideration payable and to be delivered to the Seller or Seller's designees for the sale, transfer and assignment to Buyer of Seller's Asset (the "Share Consideration) representing two million four hundred thousand (2,400,000) restricted shares of common stock, par value $0.0001 (the "Shares"), of American Biogenetic Sciences, Inc.
(b) The Share Consideration shall be evidenced by certificate(s) issued in the name of the Seller or Seller's designee(s), which certificate(s) shall bear a restrictive legend reflecting that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") as mandated by the Securities and Exchange Commission (the "SEC") and as required by Buyer's transfer agent, Continental Stock Transfer & Trust Co. (the "Transfer Agent").

2.2 The Closing.
(a) At the closing, which shall occur on or before August 7, 2015 (the "Closing"), the Seller shall deliver such instruments, deeds and other documentation evidencing the delivery to Buyer of all right, title and interest in Seller's Asset, free of all Encumbrances, as defined below.
(b) Simultaneous with the Closing, the Buyer shall give written instructions to the Transfer Agent authorizing the delivery the Share Consideration, as set forth in Section 2.1 above.

ARTICLE 3

SELLER' REPRESENTATIONS AND WARRANTIES

The Seller hereby represents and Warrants to Buyer as follows:
3.1 Organization, etc. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller has all requisite power to own, lease and operate all of its respective assets owned by it in connection with the conduct of its business, as well as to sell, transfer and assign Seller's Asset subject to this Agreement and to carry on the operations of the business of Seller as now being conducted.
3.2 Good Standing. The Seller is duly qualified or licensed to do business and is in good standing in the State of Connecticut, the jurisdiction in which the Seller's Asset that is being sold by it pursuant to this Agreement.
3.3 Authorization. The Seller has all requisite power and authority to enter into, execute, deliver, and perform its obligations under this Agreement and those other agreements and instruments required to be executed or delivered under this Agreement, and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Seller and is the valid and binding legal obligation of the Seller enforceable against the Seller in accordance with its terms, subject to bankruptcy, moratorium, principles of equity and other limitations limiting the rights of creditors generally. Upon the execution and delivery of this Agreement by Buyer, and any other agreements to be executed and delivered by Buyer pursuant hereto, when fully executed and delivered, will constitute, a valid and binding obligation of the Seller enforceable against it in accordance with their terms, except to the extent that enforcement thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws now or hereafter affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
3.4 No Conflict, etc. Neither the execution and delivery by the Seller of this Agreement nor the performance by the Seller of its obligations hereunder will (i) conflict with or result in any breach of any provision of the charter documents or bylaws of any Seller; (ii) result in (with or without the giving of notice or lapse of time or both) a material violation or breach of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any indebtedness, license, lease or contract or similar instrument or obligation to which any Seller, or by which any of the Asset, may be bound; or (iii) violate any order, injunction, decree, statute, rule or regulation of any jurisdiction, whether local or foreign governmental entity or subdivision thereof or court, tribunal, commission, board, bureau, agency or legislative, executive, governmental or regulatory authority or agency to which any Seller or its business is subject.
3.5 Good Title. the Seller owns the Seller's Asset and has and will deliver to Buyer, good, valid and marketable title to, the Seller's Asset, free and clear of all mortgages, pledges, security interests, liens (including tax liens), charges, options or other encumbrances of any nature whatsoever (collectively, the "Encumbrances"). Exhibit 1.1 contains a complete and accurate legal description of the Seller's Asset.
3.6 Consents and Approvals. No consent, approval, order or authorization of or from, or registration, notification, declaration or filing with any individual or entity is required in connection with the performance of this Agreement by the Seller or the consummation by the Seller and Buyer of the transactions contemplated herein.
3.7 Absence of Undisclosed Liabilities. The Seller represents that it does not have any liabilities, obligations or claims of any kind whatsoever ("Liabilities") that encumber, or in the future may encumber, the Seller's Asset.
3.8 Litigation. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, or, to the knowledge of Seller, threatened or contemplated by or against or involving the Company.
3.9 No Broker or Finder. The Seller has not employed any broker, finder, investment banker or financial advisor or incurred any liability for any brokerage fee or commission, finder's fee or financial advisory fee, in connection with the transactions contemplated hereby, nor is there any basis known to Seller for any such fee or commission to be claimed by any person or entity.
3.10 Compliance with Law; Permits and Other Operating Rights. The Seller is and has been in compliance in all respects with all laws applicable to its business and the operation of Seller's Asset.

ARTICLE 4

BUYER'S REPRESENTATIONS AND WARRANTIES

Buyer hereby represents and Warrants to the Seller as follows:
4.1 Authorization and Power. Buyer has all power and authority to enter into this
Agreement and to carry out the transactions contemplated herein. This Agreement is the valid and binding legal obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws that affect creditors' rights generally.
4.2 Good Standing. The Buyer and its parent, American Biogenetic Sciences, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.
4.3 Authorization. Buyer has all requisite power and authority to enter into, execute, deliver, and perform its obligations under this Agreement and those other agreements and instruments required to be executed or delivered under this Agreement, and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Buyer and is the valid and binding legal obligation of Buyer enforceable against Buyer in accordance with its terms, subject to bankruptcy, moratorium, principles of equity and other limitations limiting the rights of creditors generally. Upon the execution and delivery of this Agreement, and any other agreements to be executed and delivered pursuant hereto, when fully executed and delivered, will constitute, a valid and binding obligation of Buyer enforceable against it in accordance with their terms, except to the extent that enforcement thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws now or hereafter affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
4.4 No Conflict, etc. Neither the execution and delivery by Buyer of this Agreement nor the performance by Buyer of its obligations hereunder will (i) conflict with or result in any breach of any provision of the charter documents or bylaws of Buyer; (ii) result in (with or without the giving of notice or lapse of time or both) a material violation or breach of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any indebtedness, license, lease or contract or similar instrument or obligation to which Buyer, or by which any of the Asset, may be bound, whether local or foreign governmental entity or subdivision thereof or court, tribunal, commission, board, bureau, agency or legislative, executive, governmental or regulatory authority or agency to which Buyer or its business is subject.
4.5 Non-Contravention. Neither the execution, delivery nor performance of this Agreement and each other transaction document nor the consummation of the transactions contemplated hereby or thereby will:
(a) be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under any agreement to which Buyer is a party; or
(b) violate any law.
4.6 Consents and Approvals. No consent is required by any person or entity in connection with the execution, delivery and performance by Buyer of its obligation under the Agreement or the consummation of the transactions contemplated herein.
4.7 Litigation. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, or, to the knowledge of Buyer, threatened or contemplated by or against or involving Buyer or its business, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Parties hereto pursuant to the transactions contemplated herein.
4.8 No Broker or Finder. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by Buyer in connection with the this Agreement or the transaction contemplated herein, based upon arrangements made by or on behalf of Buyer.

ARTICLE 5

CONDITIONS TO THE OBLIGATIONS OF BUYER

Notwithstanding any other provision of this Agreement to the contrary, the obligation of Buyer to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing, or waiver by Buyer, of each of the following conditions:
5.1 Representations and Warranties True. The representations and warranties of the
Seller contained in this Agreement will be true, complete and accurate in all material respects as of the date when this Agreement shall be executed, which shall also be the date of Closing.
5.2 Performance. The Seller will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by the Seller on the Closing.
5.3 Required Approvals and Consents.
(a) All action required by law to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will have been duly and validly taken.
(b) All consents of or from all authorities required hereunder to consummate the transactions contemplated herein, if necessary, will have been delivered, made or obtained, and Buyer will have received copies thereof.
5.4 Adverse Changes. No material adverse change will have occurred in the business, financial condition or operations of the Seller that may have any Adverse Change on the Seller's Asset.
5.5 No Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would, in the reasonable judgment of Buyer, individually or in the aggregate, otherwise have a material adverse effect on the Seller's Asset or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

ARTICLE 6

CONDITIONS TO OBLIGATIONS OF SELLER

Notwithstanding any other provision of this Agreement to the contrary, the obligation of the Seller to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing, or waiver by the Seller, of each of the following conditions:
6.1 Representations and Warranties True. The representations and warranties of Buyer contained in this Agreement will be true, complete and accurate in all material respects as of the date when this Agreement shall be executed, which shall also be the date of Closing.
6.2 Performance. Buyer will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by Buyer on the Closing.
6.3 Required Approvals and Consents.
(a) All action required by law to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will have been duly and validly taken.
(b) All consents of or from all authorities required hereunder to consummate the transactions contemplated herein, if necessary, will have been delivered, made or obtained, and Buyer will have received copies thereof.
6.4 Adverse Changes. No material adverse change will have occurred in the business or financial condition of Buyer that may have any Adverse Change on Buyer.
6.5 No Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would, in the reasonable judgment of the Seller, individually or in the aggregate, otherwise have a material adverse effect on Buyer's financial condition or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

ARTICLE 7

INDEMNIFICATION

7.1 Survival of Representations and Warranties. The representations and warranties of the Parties contained herein or in any signed writing delivered in connection with this Agreement will survive for a period of one (1) year after the execution of this Agreement.
7.2 Seller's Indemnification. The Seller will indemnify Buyer and its officers, directors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, the "Buyer Indemnified Parties") against and hold them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses) (collectively "Loss") incurred or suffered by any Buyer Indemnified Party arising out of or relating to any breach of any representation, warranty, covenant or other agreement of the Seller contained herein.
7.3 Buyer's Indemnification. Buyer will indemnify the Seller and its officers, directors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, the "Seller Indemnified Parties") against and hold them harmless from any and all Loss incurred or suffered by any Seller Indemnified Party arising out of or relating to any breach of any representation, warranty, covenant or other agreement of Buyer contained herein.
7.4 Persons Seeking Indemnification. Any person seeking indemnification pursuant to Article 7, Sections 7.2 and 7.3 above (an "Indemnified Party") with respect to a claim, action or proceeding by any person who is not a Buyer Indemnified Party or a Seller Indemnified Party will give prompt written notice to the Party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice will not affect the Indemnified Party's rights to indemnification hereunder, unless such failure would prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party will have the right to assume the defense of any such action or proceeding at its expense, provided that in the reasonable judgment of the Indemnified Party, the Indemnifying Party has adequate resources to undertake such defense and satisfy any indemnifiable Loss arising from such action or proceeding and the selection of counsel is approved by the Indemnified Party (which approval will not be unreasonably withheld or delayed). If the Indemnified Party so determines that the Indemnifying Party does not have adequate resources, or the Indemnifying Party does not elect to assume the defense of any such action or proceeding, or fails to make such an election within twenty (20 days after it receives such notice pursuant to the first sentence of this Section 7.4, the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party will have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel will be at the Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict, provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party will be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party. An Indemnifying Party will not be liable under Sections 7.2 or 7.3 for any settlement effected without its written consent, which consent will not be unreasonably withheld or delayed, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

ARTICLE 8

MISCELLANEOUS PROVISIONS

8.1 Expenses. Buyer and the Seller will each bear their own costs and expenses relating to the transactions contemplated hereby, including without limitation, fees and expenses of legal counsel, accountants, finders, consultants or other representatives for the services used, hired or connected with the transactions contemplated hereby. Neither Buyer nor any Seller will charge any of his expenses to any other Party or seek reimbursement from any Party for any of its expenses.
8.2 Amendment and Modification. Subject to applicable law, this Agreement may be amended or modified by the Parties at any time with respect to any of the terms contained herein; provided, however, that all such amendments and modifications must be in writing duly executed by all of the Parties hereto.
8.3 Waiver of Compliance; Consents. Any failure of a Party to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Party entitled hereby to such compliance, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No single or partial exercise of a right or remedy will preclude any other or further exercise thereof or of any other right or remedy hereunder. Whenever this Agreement requires or permits the consent by or on behalf of a Party, such consent will be given in writing in the same manner as for waivers of compliance.
8.4 No Third Party Beneficiaries. Nothing in this Agreement will entitle any person or entity (other than a Party hereto and his respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.
8.5 Notices. All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (iii) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment, or to such other person or address as the Parties hereto in writing in accordance with this subsection, as follows:

If to Buyer, then to:
USA Equities Trust, Inc.
Attn: Troy Grogan, President
c/o American Biogenetic Sciences, Inc.
79 East Putnam Avenue
Greenwich CT 06830

If to Seller, then to:
Green US Builders, Inc.,
281 Riversville Road
Greenwich CT 06831
Attn: Joseph Gaga, President or to such other persons or addresses as Buyer and Seller will furnish to the other in writing in accordance with this Agreement.

8.6 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (whether voluntarily, involuntarily, by operation of law or otherwise) by any Seller without the prior written consent of Buyer.
8.7 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflict of law rules, principles or provisions of such state or of any other state. The sole jurisdiction and venue for any litigation arising out of this Agreement will be an appropriate federal or district court located in the State of Connecticut, and each Party hereby consents to such jurisdiction. The Party agrees not to raise and waives any objection to or defense based on the venue of any such court or forum non conveniens.
8.8 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
8.9 Facsimile and Scanned Execution. Receipt by either Party of a counterpart of this
Agreement manually signed and then scanned electronically and E-mailed to the other Party or manually signed and then sent by facsimile transmission to the other Party shall, for all purposes, be deemed to be an original counterpart with the same force and effect as the manually signed counterpart from which it was electronically reproduced.
8.10 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and will not constitute a part hereof.
8.11 Entire Agreement. This Agreement and the exhibits and other writings referred to in this Agreement or in any such exhibit or other writing are part of this Agreement, together they embody the entire agreement and understanding of the Parties hereto in respect of the transactions contemplated by this Agreement and together they are referred to as this Agreement or the transactions contemplated hereby. There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to the transaction or transactions contemplated by this Agreement. Provisions of this Agreement will be interpreted to be valid and enforceable under applicable Law to the extent that such interpretation does not materially alter this Agreement; provided, however, that if any such provision becomes invalid or unenforceable under applicable Law such provision will be stricken to the extent necessary and the remainder of such provisions and the remainder of this Agreement will continue in full force and effect.

(Signatures on Following Page)

USA Equities Trust, Inc. as Buyer
and American Biogenetic Sciences, Inc.,
By: Troy Grogan, as Authorized Signatory and Principal Shareholder,
Respectively
Date: July 31, 2015
and
Green US Builders, Inc., as Seller

Date: July 31, 2015

EXHIBIT 1

The subject parcel of real property is located at 1191-1209 East Main Street on the northerly side of the SW corner of Shelton Street and on the westerly side of East Main Street in the City of Bridgeport, County of Fairfield, State of Connecticut (the "Property"). The Property consists of a 2 and 2.5 story, mix-use building (mix-use meaning commercial and residential), with 5 retail/commercial spaces on the ground floor and 5 apartments on the upper floors. The Property is recorded in Bridgeport Land Records maintained at Bridgeport Assessor's Office as Lot 10, Block 1735 on Map 48.